                                                                     Exhibit 99

                                  ADVANTA CORP.
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)

                                                                   THREE MONTHS ENDED DECEMBER 31, 2000
                                             --------------------------------------------------------------------------
                                                             ADVANTA         ADVANTA
                                             ADVANTA         BUSINESS        LEASING
                                             MORTGAGE         CARDS          SERVICES         OTHER (a)         TOTAL
                                             --------        --------        --------         --------         --------
REVENUES:
Interest income                              $30,380         $19,397         $ 4,100          $ 12,790         $ 66,667
Securitization income                         10,745          20,364             876                 0           31,985
Servicing revenues                            55,471           5,399           1,732                 0           62,602
Other revenues, net                              347          18,294            (690)           (7,941)          10,010
                                             -------         -------         -------          --------         --------
    Total revenues                            96,943          63,454           6,018             4,849          171,264
                                             -------         -------         -------          --------         --------
EXPENSES:
Operating expenses                            66,425          28,492           9,939            12,099          116,955
Interest expense                              17,967           8,806           3,360            11,507           41,640
Provision for credit losses                        0           6,831             418                 2            7,251
Minority int. in inc. of consolidated sub      1,723             334             163                 0            2,220
                                             -------         -------         -------          --------         --------
    Total expenses                            86,115          44,463          13,880            23,608          168,066
                                             -------         -------         -------          --------         --------
Income (loss) before income taxes             10,828          18,991          (7,862)          (18,759)           3,198
Income tax expense (benefit)                       0               0               0                 0                0
                                             -------         -------         -------          --------         --------
Net income (loss)                            $10,828         $18,991         $(7,862)         $(18,759)        $  3,198
                                             =======         =======         =======          ========         ========

(a) Other includes insurance operations, investment and other activities not attributable to other segments.





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                                  ADVANTA CORP.
                                   HIGHLIGHTS
                                 (IN THOUSANDS)

                                                                            THREE MONTHS ENDED
                                             -------------------------------------------------------------------------------
                                                                                                              PERCENT CHANGE
                                             DECEMBER 31,           SEPTEMBER 30,           DECEMBER 31,           FROM
                                                2000                   2000                   1999            PRIOR QUARTER
                                             ------------           -------------           -----------       --------------
ORIGINATIONS
Direct                                        $   192,365            $   233,149            $   441,299            -17.5%
Broker                                             42,882                 80,974                198,820            -47.0
Other indirect                                         --                     --                  4,466              N/M
                                              -----------            -----------            -----------          ---------
Total Advanta Mortgage loans                  $   235,247            $   314,123            $   644,585            -25.1%

Business credit cards                         $   945,088            $   881,215            $   609,078              7.2%
Leases                                             52,144                 70,814                117,677            -26.4%

SECURITIZATION/SALES VOLUME
Advanta Mortgage                              $   242,232            $ 1,028,221            $   163,542            -76.4%
Business credit cards                             250,000                136,050                 35,942             83.8
Leases                                             55,752                 70,093                105,300            -20.5
                                              -----------            -----------            -----------          ---------
Total securitization/sales volume             $   547,984            $ 1,234,364            $   304,784            -55.6%

AVERAGE MANAGED RECEIVABLES
Mortgage loans                                $ 8,082,706            $ 8,269,866            $ 8,261,925             -2.3%
Business credit cards                           1,574,750              1,472,729                974,025              6.9
Leases                                            767,166                796,375                766,871             -3.7
Auto loans                                         39,155                 53,160                 93,189            -26.3
Other loans                                        27,265                 24,250                 17,643             12.4
                                              -----------            -----------            -----------          ---------
Total average managed receivables             $10,491,042            $10,616,380            $10,113,653             -1.2%
Total average serviced receivables            $21,491,518            $23,722,992            $21,239,095             -9.4%

ENDING MANAGED RECEIVABLES
Mortgage loans                                $ 7,887,110            $ 8,185,379            $ 8,299,685             -3.6%
Business credit cards                           1,659,224              1,529,783              1,040,114              8.5
Leases                                            758,406                794,825                795,643             -4.6
Auto loans                                         34,034                 47,094                 83,851            -27.7
Other loans                                        28,455                 26,080                 21,930              9.1
                                              -----------            -----------            -----------          ---------
Total managed receivables                     $10,367,229            $10,583,161            $10,241,223             -2.0%
Total serviced receivables                    $18,266,721            $23,299,071            $22,142,890            -21.6%



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



                                  ADVANTA CORP.
                             HIGHLIGHTS (CONTINUED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            THREE MONTHS ENDED
                                              ------------------------------------------------------------------------------
                                                                                                              PERCENT CHANGE
                                                DECEMBER 31,        SEPTEMBER 30,         DECEMBER 31,             FROM
                                                    2000                 2000                 1999            PRIOR QUARTER
                                                ------------        -------------         ------------        --------------
EARNINGS
As a % of average managed receivables:
     Operating expenses                              4.17%                3.44%                 3.30%              21.2%
     Charge-offs:
          New methodology (a)                        2.60                 2.45                                      6.1
          Prior methodology                          2.10                 2.26                  1.80               -7.1
Efficiency ratio                                    67.24                65.52                 60.35                2.6
Basic earnings (loss) per common share              $0.13                $0.62                 $0.67              -79.0
Diluted earnings (loss) per common share             0.13                 0.62                  0.66              -79.0
Return on average common equity                      2.94%               14.76%                11.45%             -80.1

COMMON STOCK DATA
Weighted average common shares
   used to compute:
Basic earnings per common share                    25,293               25,259                24,611                0.1%
Diluted earnings per common share                  25,413               25,326                25,139                0.3

Ending shares outstanding                          27,126               27,222                27,344               -0.4

Stock price:
   Class A
      High                                        $11.875              $13.563               $20.375              -12.4
      Low                                           5.750               10.688                14.625              -46.2
      Closing                                       8.813               11.250                18.250              -21.7
  Class B
      High                                          8.375               10.188                15.875              -17.8
      Low                                           4.125                7.500                10.438              -45.0
      Closing                                       7.188                8.141                14.063              -11.7

Cash dividends declared
   Class A                                          0.063                0.063                0.063                 0.0
   Class B                                          0.076                0.076                0.076                 0.0

Book value per common share                         17.06                16.81                23.14                 1.5

(a) Beginning in the second quarter of 2000, charge-off and delinquency statistics reflect the adoption of new charge-off policies for mortgage loans and leases. Mortgage loans are generally charged-off at the earlier of foreclosure or 180 days delinquent. The previous policy was the earlier of foreclosure or 12 months delinquent. Leases are generally charged-off at 121 days delinquent, however the timing of the delinquency measurement was changed from mid-month to month end in the second quarter of 2000. Beginning in the fourth quarter of 2000, business credit card charge-off and delinquency statistics reflect the adoption of a new charge-off policy for bankruptcies. Bankrupt business credit cards are charged off within a 60-day investigative period after receipt of notification. The previous policy provided a 90-day investigative period.

         - Statistical Supplement Available at http://www.advanta.com -
                                               ----------------------


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